Additional Information: Condensed Financial Statements of the Company (Details) - Schedule of Condensed Balance Sheets of the Parent Company - Parent [Member] - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Schedule of Condensed Balance Sheets of the Parent Company [Line Items]
Cash and cash equivalents	$ 107	$ 463
Amounts due from subsidiaries	127,282	127,308
Others	15
Total assets	127,404	127,771
Accounts payable, accrued expenses and other liabilities	58	397
Deficit in subsidiaries	106,746	113,938
Others	146	204
Amounts due to subsidiaries	3,633	3,683
Total liabilities	110,583	118,222
Total shareholders’ equity	$ 16,821	$ 9,549